Exhibit 99.1

RBC Financial Institutions Conference May 1, 2012 Boston, Massachusetts

May 1, 2012 RBC Financial Institutions Conference 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

May 1, 2012 RBC Financial Institutions Conference 3 NASDAQ Symbol PACW Fully Diluted Shares 37.298 Million* Market Capitalization $840 Million ** Average Volume 190,000 shares per day ** Dividends Per Share $0.72 per year (3.00%** yield) (Annualized) Analyst Coverage D.A. Davidson & Co. FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Macquarie Securities Group B. Riley & Co RBC Capital Markets Sandler O’Neill + Partners Sterne Agee & Leach, Inc. Wunderlich Securities *Common and unvested restricted shares less treasury shares as of 3/31/12 **As of 4/24/2012 Stock Summary

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 4 Overview, Operating Principles and Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 1, 2012 RBC Financial Institutions Conference 5 Source: Company Filings * See “Non-GAAP Measurements” slide. Commercial Banking Focus in Southern California $5.4 Billion in Assets at March 31, 2012 76 Full-Service Offices: 73 in Southern California and 3 in the Bay Area Low Risk Profile Strong Capital Levels* Proven Operating Model Generates Earnings For the First Quarter of 2012 NIM 5.41% Loan Yield 7.31% Deposit Cost 0.32% Adjusted Efficiency Ratio – 58.6%* Pre-Credit, Pre-Debt Termination, and Pre-Tax Earnings – $30.9 Million* Strong Credit Quality at March 31, 2012 Non-Covered NPA Ratio – 3.24% Credit Loss Allowance to Net Non-Covered Loans and Leases – 2.85% Credit Loss Allowance to Non-Covered Nonaccruals – 170% Experienced Acquirer 24 Bank and Finance Company Acquisitions, Including 3 FDIC-Assisted Deals Overview as of 3/31/12 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $476.1 8.86% $12.77 Company - GAAP $549.6 10.09% $14.74 Bank - Tangible* $554.3 10.35% n/a Bank - GAAP $627.8 11.56% n/a

May 1, 2012 RBC Financial Institutions Conference 6 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses

May 1, 2012 RBC Financial Institutions Conference 7 2012 Objectives Acquisitions Continued Focus on Credit Serve the Best and Largest Customers Maintain Net Interest Margin

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 8 Overview, Operating Principles and Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

1Q12 Highlights Finance company acquisition augments earnings and NIM PWE Finance contributed $1.8 million to net earnings and increased NIM by 25 bps March debt repayments enhance future profitability and significantly increase NIM Expected to increase NIM by 25 bps in 2Q12 Annual savings: $5.1 million after tax Core deposit growth remains strong Strong on-balance sheet liquidity Organic loan growth stymied by competitive loan pricing Credit quality strong Lower net credit costs High ALLL coverage ratios New nonaccruals at lowest level Metrics Net earnings of $5.3 million, or $0.14 per diluted share Pre-credit, pre-debt termination, and pre-tax earnings of $30.9 million* Tangible capital at $476.1 million, or $12.77 per share* NIM at 5.41% DDA ratio to total deposits at 39% Core deposits at 80% of total deposits * See Non-GAAP Measurements Slide May 1, 2012 RBC Financial Institutions Conference 9

Net Earnings (Loss) May 1, 2012 10 3Q09 excludes $67.0 million gain from the Affinity acquisition. **See Non-GAAP Measurements slide RBC Financial Institutions Conference PacWest Bancorp ($ in Millions) 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Pre-Credit, Pre-Debt Termination, Pre-Tax Earnings ** $ 23.2 $ 21.2 $ 26.1 $ 28.9 $ 28.4 $ 31.6 $ 29.1 $ 27.8 $ 30.9 Net Earnings (Loss) $ (60.5) $ 2.7 $ 3.5 $ (7.7) $ 10.7 $ 12.8 $ 13.3 $ 13.9 $ 5.3

PacWest Bancorp Overview, Operating Principles & Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value May 1, 2012 RBC Financial Institutions Conference 11

PWE Finance and Celtic Acquisitions May 1, 2012 RBC Financial Institutions Conference 12 Acquisition date January 3, 2012 April 3, 2012 Information is as of or for the Purchase price $35 million $18 million quarter ending March 31, 2012 Gross outstandings $167.6 million * $56.2 million Asset yield 12% 18% Nonaccrual assets Zero Zero 1Q12 net earnings $1.8 million $686,000** * - includes leases in process of $13.8 million ** - not indicative of future operating results PWE Finance leases business equipment, including computer systems, manufacturing equipment and medical equipment. Its average lease size is $1 million. Leases are spread amongst 45 states and 18 industries, with financial services, manufacturing and health care representing over 60% of outstandings. Celtic Capital Corporation focuses on asset-based loans to manufacturers, distributors, wholesalers and service companies, with loans in California, Arizona, Colorado, Minnesota, New Jersey and New Mexico. Its average line of credit is in the $2 million range and its average outstanding loan size is $900,000. PWE Finance Celtic Capital Corporation

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 13 Overview, Operating Principles & Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Loan Credit Quality Steadily Improving May 1, 2012 RBC Financial Institutions Conference 14 March 31, December 31, September 30, June 30, March 31, December 31, 2012 2011 2011 2011 2011 2010 (Dollars in thousands) Non-Covered Credit Quality Metrics: Allowance for credit losses to loans, net of unearned income 2.85% 3.34% 3.34% 3.52% 3.41% 3.30% Allowance for credit losses to nonaccrual loans 169.7% 161.0% 161.0% 157.0% 135.6% 111.8% Nonperforming assets to loans, net of unearned income, and other real estate owned 3.24% 3.73% 3.68% 3.96% 4.03% 3.76% Nonaccrual loans 48,162 $ 58,260 $ 59,968 $ 65,300 $ 76,849 $ 94,183 $ Classified loans (1) 145,933 $ 185,560 $ 177,745 $ 215,437 $ 207,012 $ 214,009 $ Performing restructured loans 110,062 $ 116,791 $ 86,406 $ 82,487 $ 71,669 $ 89,272 $ Net charge-offs (2) 2,046 $ 2,752 $ 6,017 $ 7,187 $ 7,889 $ 11,289 $ Provision for credit losses (10,000) $ - $ - $ 5,500 $ 7,800 $ 35,315 $ (1) Classified loans are those with a credit risk rating of substandard or doutbtful. (2) Excludes charge-offs of $20.9 million in 4Q10 from classified loan sale.

Strong Credit Coverage Ratios May 1, 2012 15 RBC Financial Institutions Conference ACL to Net Loans 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Allowance For Credit Losses to Net Loans Allowance For Credit Losses to Non-Accrual Loans 2.85% 169.7% 161.0% 3.34% 86.3% 95.9% 110.8% 135.6% 157.0% 161.0% 2.93% 3.05% 3.30% 3.41% 3.52% 3.34% 55.3% 48.9% 62.3% 51.7% 91.5% 1.98% 1.97% 3.15% 3.35% 2.81% ACL to Nonaccruals

Non-Accrual Loans Trending Down May 1, 2012 16 RBC Financial Institutions Conference Classified Loan Sales Non-Accrual Loans ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Pacific Western Bank $138.5 $156.9 $193.6 $ 240.2 $ 99.9 $108.3 $105.5 $ 94.2 $ 76.5 $ 65.3 $ 60.0 $ 58.3 $ 48.2

New Non-Accrual Loans at Lowest Level May 1, 2012 17 RBC Financial Institutions Conference New Non-Accrual Loans ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Pacific Western Bank $ 99.8 $ 57.5 $ 85.0 $ 120.4 $ 18.1 $ 25.1 $ 26.5 $ 21.4 $ 23.2 $ 16.2 $ 8.8 $ 8.7 $ 6.3

Classified Loans Declined from Crisis High May 1, 2012 18 RBC Financial Institutions Conference Classified Loan Sales Classified Loans ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Pacific Western Bank $315.1 $316.0 $457.0 $ 544.0 $198.5 $226.4 $297.0 $ 214.0 $ 207.0 $ 215.4 $ 177.7 $ 185.6 $ 145.9

Non-Performing Assets Trending Down May 1, 2012 19 RBC Financial Institutions Conference Classified Loan Sales Non-Performing Assets ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Pacific Western Bank $186.2 $203.5 $232.8 $ 283.4 $129.6 $132.8 $130.1 $ 119.8 $ 125.2 $ 117.5 $ 108.2 $ 106.7 $ 94.4

Largest Non-Covered Nonaccrual Loans May 1, 2012 RBC Financial Institutions Conference 20 Nonaccrual Amount March 31, 2012 Description (In thousands) 7,165 Two loans, each secured by a hotel in San Diego County, California. The borrower is paying according to the restructured terms of each loan. (1) 3,726 Four loans, each secured by an industrial warehouse building in Riverside County, California. The borrower is paying according to the restructured terms of each loan. (1) 3,442 This loan is unsecured. The borrower is paying according to the restructured terms of the loan. (1) 2,476 This loan is secured by a strip retail center in Riverside County, California. The borrower is paying according to the restructured terms of the loan. (1) 1,963 This loan is secured by a multi-tenant industrial building in Riverside County, California. The borrower is not paying currently. (1) 1,875 This loan is unsecured and has a specific reserve for 95% of the balance. The borrower is paying according to the restructured terms of the loan. (1) 1,725 This loan is secured by a single family residence in Riverside County, California. The borrower is not paying currently. 1,701 Two unsecured loans which are fully reserved. The borrower is not paying currently. (1) 1,469 This loan is secured by a medical-related office building in Los Angeles County, California. The borrower is paying according to the restructured terms of the loan. (1) 1,425 This loan is secured by a retail/industrial building in Riverside County, California. The borrower is paying according to the restructured terms of the loan. (1) 26,967 $ Total (1) On nonaccrual status at December 31, 2011

May 1, 2012 RBC Financial Institutions Conference 21 Non-Covered Loan Charge-Off History Source: Company Filings 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Excluding Classified Loan Sale 2Q10 3Q10 4Q10 Excluding Classified Loan Sale 2Q11 3Q11 4Q11 1Q12 1.82% 0.50% 0.76% 0.76% 0.63% 1.83% 3.17% 3.26% 16.81% 2.51% 1.50% 1.09% 3.90% 1.37% 1.03% 0.97% 0.83% 0.39% 0.29% Annualized Net Chargeoffs to Average Loans 1Q1 4Q1 1Q11

Net Credit Costs Have Declined May 1, 2012 RBC Financial Institutions Conference 22 Three Months Ended March 31, December 31, September 30, June 30, March 31, December 31, 2012 2011 2011 2011 2011 2010 (In thousands) Provision (negative provision) for credit losses on non-covered loans (10,000) $ - $ - $ 5,500 $ 7,800 $ 35,315 $ Non-covered OREO expense, net 1,821 1,714 2,293 2,300 703 1,093 Total non-covered credit costs (8,179) 1,714 2,293 7,800 8,503 $ 36,408 $ Provision (negative provision) for credit losses on covered loans 3,926 4,122 348 5,890 2,910 (1,100) Covered OREO expense (income), net 822 226 4,813 1,205 (2,578) 699 4,748 4,348 5,161 7,095 332 (401) Less: FDIC loss sharing (income) expense, net 3,579 (2,667) (963) (5,316) 1,170 4,473 Total covered net credit costs 8,327 1,681 4,198 1,779 1,502 4,072 Total net credit costs 148 $ 3,395 $ 6,491 $ 9,579 $ 10,005 $ 40,480 $

May 1, 2012 RBC Financial Institutions Conference 23 Loan Portfolio Concentrations March 31, 2012 Total Loans Non-Covered Loans Covered Loans % of % of % of Amount Total Amount Total Amount Total (Dollars in thousands) Real estate mortgage: Hospitality 143,491 $ 4% 143,491 $ 5% - $ 0% SBA 504 57,560 2% 57,560 2% - 0% Other 2,394,654 66% 1,695,001 59% 699,653 92% Total real estate mortgage 2,595,705 72% 1,896,052 66% 699,653 92% Real estate construction: Residential 41,367 1% 25,454 1% 15,913 2% Commercial 118,128 3% 92,850 3% 25,278 3% Total real estate construction 159,495 4% 118,304 4% 41,191 5% Total real estate loans 2,755,200 76% 2,014,356 70% 740,844 97% Commercial: Collateralized 442,145 12% 421,996 15% 20,149 3% Unsecured 69,284 2% 68,543 2% 741 0% Asset-based 147,181 4% 147,181 5% - 0% SBA 7(a) 27,721 1% 27,721 1% - 0% Total commercial 686,331 19% 665,441 23% 20,890 3% Leases 153,845 4% 153,845 5% - 0% Consumer 16,511 0% 15,826 1% 685 0% Foreign 18,752 1% 18,752 1% - 0% Total gross loans 3,630,639 $ 100% 2,868,220 $ 100% 762,419 100% Covered loans: Discount (66,312) Allowance for loan losses (35,810) Covered loans, net 660,297 $

Non-Covered Real Estate Mortgage Exposure

Loan Category	March 31, 2012 Amount	March 31, 2012 % of Total	December 31, 2011 Amount	December 31, 2011 % of Total	December 31, 2010 Amount	December 31, 2010 % of Total
			(Dollars in thousands)			
Commercial real estate mortgage:						
Industrial/warehouse	$ 352,033	18.6%	$ 367,494	18.5%	$ 432,263	19.0%
Retail	266,411	14.1%	286,691	14.5%	374,027	16.4%
Office buildings	288,105	15.2%	290,074	14.6%	350,192	15.4%
Owner-occupied	210,055	11.1%	226,307	11.4%	263,603	11.6%
Hotel	143,491	7.6%	144,402	7.3%	156,614	6.9%
Healthcare	117,440	6.2%	131,625	6.7%	102,227	4.5%
Mixed use	52,510	2.8%	53,855	2.7%	57,230	2.5%
Gas station	30,545	1.6%	33,715	1.7%	38,502	1.7%
Self storage	23,036	1.2%	23,148	1.2%	26,432	1.1%
Restaurant	21,670	1.1%	22,549	1.1%	26,463	1.2%
Land acquisition/development	13,953	0.7%	14,015	0.7%	9,649	0.4%
Unimproved land	12,137	0.6%	1,369	0.1%	1,494	0.1%
Other	193,920	10.2%	206,504	10.4%	250,068	11.0%
Total commercial real estate mortgage	1,725,306	91.0%	1,801,748	90.9%	2,088,764	91.8%
Residential real estate mortgage:						
Multi-family	95,263	5.0%	93,866	4.7%	81,880	3.6%
Single family owner-occupied	33,749	1.8%	32,209	1.6%	38,025	1.7%
Single family nonowner-occupied	8,314	0.4%	19,341	1.0%	26,618	1.2%
HELOCs	33,420	1.8%	35,300	1.8%	38,823	1.7%
Unimproved land	-	0.0%	-	0.0%	623	0.0%
Total residential real estate mortgage	170,746	9.0%	180,716	9.1%	185,969	8.2%
Total gross non-covered real estate mortgage loans	$ 1,896,052	100.0%	$ 1,982,464	100.0%	$ 2,274,733	100.0%

PacWest Bancorp

May 1, 2012 RBC Financial Institutions Conference 24

Covered Real Estate Loan Exposure May 1, 2012 RBC Financial Institutions Conference 25 March 31, 2012 December 31, 2011 % of % of Loan Category Amount Total Amount Total (Dollars in thousands) Commercial real estate mortgage: Industrial/warehouse $ 31,942 4.6% $ 33,755 4.6% Retail 109,654 15.7% 114,475 15.5% Office buildings 75,540 10.8% 77,767 10.6% Owner-occupied 24,663 3.5% 24,837 3.4% Hotel 2,931 0.4% 2,944 0.4% Healthcare 15,410 2.2% 16,851 2.3% Mixed use 7,757 1.1% 7,817 1.1% Gas station 5,972 0.9% 6,001 0.8% Self storage 52,529 7.5% 52,793 7.2% Restaurant 2,492 0.4% 2,532 0.3% Unimproved land 1,743 0.2% 1,752 0.2% Other 15,582 2.2% 16,535 2.2% Total commercial real estate mortgage 346,215 49.5% 358,059 48.6% Residential real estate mortgage: Multi-family 233,865 33.4% 250,633 34.0% Single family owner-occupied 87,345 12.5% 95,248 12.9% Single family nonowner-occupied 26,373 3.8% 25,624 3.5% HELOCs 5,855 0.8% 6,794 0.9% Total residential real estate mortgage 353,438 50.5% 378,299 51.4% Total gross covered real estate mortgage loans $ 699,653 100.0% $ 736,358 100.0%

May 1, 2012 RBC Financial Institutions Conference 26 Other Real Estate Owned Non-Covered Covered Non-Covered Covered Non-Covered Covered Property Type OREO OREO OREO OREO OREO OREO (In thousands) Commercial real estate $ 20,885 $ 13,868 $ 23,003 $ 15,053 $ 18,205 $ 21,658 Construction and land development 25,321 13,143 24,788 15,461 4,650 19,205 Multi-family - - - - - 10,393 Single family residences - 2,877 621 2,992 2,743 4,560 Total OREO 46,206 $ 29,888 $ 48,412 $ 33,506 $ 25,598 $ 55,816 $ December 31, 2011 December 31, 2010 March 31, 2012

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 27 Overview, Operating Principles & Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 1, 2012 RBC Financial Institutions Conference 28 Non Interest-Bearing Deposits to Total Deposits at Period End *2004 excludes a $365.0 million short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source 35% 38% 42% 46% 49% 43% 37% 34% 32% 32% 37% 39% 22% 23% 24% 24% 23% 22% 22% 22% 23% 23% 25% 26% 2001 2002 2003 2004* 2005 2006 2007 2008 2009 2010 2011 1Q12 PACW CA Peers

Strong Net Interest Margin Versus Peers May 1, 2012 RBC Financial Institutions Conference 29 Peers Defined: through 2011, median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end; for 1Q12, only for those reporting Source: Company Filings and SNL Data Source 5.32% 5.41% 5.24% 5.58% 6.37% 6.67% 6.34% 5.30% 4.79% 5.02% 5.26% 5.41% 3.91% 4.19% 4.00% 3.96% 3.90% 3.82% 3.64% 3.79% 3.67% 3.92% 3.80% 3.91% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12 PACW Peers

NIM – Adjusted for Accelerated Accretion and Nonaccrual Interest May 1, 2012 RBC Financial Institutions Conference 30 Three Months Ended March 31, December 31, 2012 2011 Net interest margin as reported 5.41% 5.00% Less: Accelerated accretion of purchase discounts on covered loan payoffs 0.20% 0.02% Nonaccrual loan interest 0.00% 0.01% Net interest margin as adjusted 5.21% 4.97% The PWE Finance acquisition, which closed on January 3, 2012, increased the first quarter NIM by approximately 25 basis points. The repayment of the FHLB advances and subordinated debentures is expected to add approximately 25 basis points to the NIM in 2Q12. The Celtic Capital Corporation acquisition will likely add another 13 basis points to the NIM in 2Q12.

Investment Yields and Durations May 1, 2012 RBC Financial Institutions Conference 31 Carrying 1Q12 Duration Value Tax at at Equivalent 3/31/12 Security Type 3/31/12 Yield (in years) Residential mortgage-backed securities: Government and government-sponsored entity pass through securities 1,033,909 $ 2.66% 3.8 Government and government-sponsored entity collateralized mortgage obligations 102,220 2.25% 3.5 Covered private label collateralized mortgage obligations 45,274 11.23% 5.5 Municipal securities 147,641 4.54% 6.2 Corporate debt securities 43,149 5.88% 12.3 Other securities 8,685 - - Total securities available-for-sale 1,380,878 $ 3.20% 4.4 At the end of or for 4Q11 1,326,357 $ 2.98% 3.8

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 32 Overview, Operating Principles & Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 1, 2012 RBC Financial Institutions Conference 33 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** - Adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency 2002 2003 2004 2005 2006 2007 2008* 2009 2010 2011 1Q12 1Q12 ** 66% 55% 57% 50% 47% 48% 59% 56% 65% 61% 97% 59% Efficiency Ratios 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12 $45 $51 $59 $61 $56 $55 $54 $56 $60 $57 $60 $60 Average Branch Size ($ - M)

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 34 Overview, Operating Principles & Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Acquisition Strategy May 1, 2012 RBC Financial Institutions Conference 35 Similar Strategic Focus Asset generation capability Market Expansion In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 36 Overview, Operating Principles & Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 1, 2012 RBC Financial Institutions Conference 37 Stock Performance vs. Indices Monthly pricing data indexed from 6/19/00 through 4/23/12 - 100.0 200.0 300.0 400.0 500.0 Jun - 00 Jun - 01 Jun - 02 Jun - 03 Jun - 04 Jun - 05 Jun - 06 Jun - 07 Jun - 08 Jun - 09 Jun - 10 Jun - 11 PacWest PACW KBW Bank Index BKX S&P 500 SPX Apr - 12

Strong Capital Base May 1, 2012 RBC Financial Institutions Conference 38 March 31, 2012 Well Pacific PacWest Capitalized Western Bancorp Requirement Bank Consolidated (Dollars in thousands) Total capital 627,792 $ 549,645 $ Tangible capital * 554,268 $ 476,121 $ Regulatory capital ratios: Tier 1 leverage capital ratio 5.00% 9.76% 10.15% Tier 1 risk-based capital ratio 6.00% 14.60% 15.15% Total risk-based capital ratio 10.00% 15.87% 16.42% Tangible common equity ratio * N/A 10.35% 8.86% * See "Non-GAAP Measurements" slide.

PacWest Bancorp May 1, 2012 RBC Financial Institutions Conference 39 Overview, Operating Principles & Objectives Highlights PWE Finance and Celtic Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Strong Franchise Value May 1, 2012 RBC Financial Institutions Conference 40 * Source: SNL Data Source, using latest data available ** Source: FDIC as of 12/31/11, the latest data available 8th Largest Publicly Traded CA Bank* 15th Largest Commercial Bank in California out of 254 Financial Institutions** California Footprint from the Central Coast to throughout Southern California 76 Branches: 73 in Southern California and 3 in the Bay Area Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality

May 1, 2012 RBC Financial Institutions Conference 41 Attractive Southern California Footprint

California Public Banks & Thrifts – 12/31/11 – Latest Available

	Company Name	Ticker	Exchange	Industry	Assets
1	Wells Fargo & Company	WFC	NYSE	Bank	$1,313,867,000
2	First Republic Bank	FRC	NYSE	Bank	27,791,801
3	City National Corporation	CYN	NYSE	Bank	23,666,291
4	East West Bancorp, Inc.	EWBC	NASDAQ	Bank	21,968,667
5	SVB Financial Group	SIVB	NASDAQ	Bank	19,968,894
6	Cathay General Bancorp	CATY	NASDAQ	Bank	10,644,864
7	CVB Financial Corp.	CVBF	NASDAQ	Bank	6,482,915
8	Pacific Capital Bancorp	PCBC	NASDAQ	Bank	5,850,022
9	**PacWest Bancorp**	**PACW**	**NASDAQ**	**Bank**	**$5,528,237**
10	BBCN Bancorp, Inc.	BBCN	NASDAQ	Bank	5,173,624
11	Westamerica Bancorporation	WABC	NASDAQ	Bank	5,042,161
12	Farmers & Merchants Bank of Long Beach	FMBL	OTCBB	Bank	4,659,345
13	Mechanics Bank	MCHB	OTCBB	Bank	2,991,658
14	Hanmi Financial Corporation	HAFC	NASDAQ	Bank	2,744,824
15	Wilshire Bancorp, Inc.	WIBC	NASDAQ	Bank	2,696,854
16	TriCo Bancshares	TCBK	NASDAQ	Bank	2,555,597
17	BofI Holding, Inc.	BOFI	NASDAQ	Thrift	2,223,797
18	Farmers & Merchants Bancorp	FMCB	OTCBB	Bank	1,880,223
19	First California Financial Group, Inc.	FCAL	NASDAQ	Bank	1,812,664
20	Exchange Bank	EXSR	OTCBB	Bank	1,600,403
21	Bank of Marin Bancorp	BMRC	NASDAQ	Bank	1,393,263
22	Sierra Bancorp	BSRR	NASDAQ	Bank	1,335,405
23	Preferred Bank	PFBC	NASDAQ	Bank	1,309,797
24	Heritage Commerce Corp	HTBK	NASDAQ	Bank	1,306,194
25	Provident Financial Holdings, Inc.	PROV	NASDAQ	Thrift	1,298,559
26	American Business Bank	AMBZ	OTCBB	Bank	1,177,726
27	Bridge Capital Holdings	BBNK	NASDAQ	Bank	1,161,033
28	River City Bank	RCBC	Pink	Bank	1,119,755
29	Pacific Mercantile Bancorp	PMBC	NASDAQ	Bank	1,007,435

Source: SNL

Continued on next page

PacWest Bancorp

May 1, 2012 RBC Financial Institutions Conference 42

California Public Banks & Thrifts – Continued RBC Financial Institutions Conference 43 May 1, 2012 Source: SNL Company Name Ticker Exchange Industry Assets 30 Heritage Oaks Bancorp HEOP NASDAQ Bank 987,138 31 Pacific Premier Bancorp, Inc. PPBI NASDAQ Bank 961,128 32 Bank of Commerce Holdings BOCH NASDAQ Bank 940,691 33 Kaiser Federal Financial Group, Inc. KFFG NASDAQ Thrift 932,612 34 First PacTrust Bancorp, Inc. BANC NASDAQ Thrift 928,977 35 North Valley Bancorp NOVB NASDAQ Bank 904,966 36 Central Valley Community Bancorp CVCY NASDAQ Bank 849,023 37 Malaga Financial Corporation MLGF OTCBB Thrift 827,000 38 California United Bank CUNB OTCBB Bank 791,694 39 First Northern Community Bancorp FNRN OTCBB Bank 781,600 40 FNB Bancorp FNBG OTCBB Bank 715,641 41 United Security Bancshares UBFO NASDAQ Bank 668,490 42 Community West Bancshares CWBC NASDAQ Bank 633,348 43 Oak Valley Bancorp OVLY NASDAQ Bank 612,377 44 Sunwest Bank SWBC Pink Bank 610,620 45 Private Bank of California PBCA OTCBB Bank 596,700 46 American River Bankshares AMRB NASDAQ Bank 581,518 47 Saehan Bancorp SAEB OTCBB Bank 563,564 48 1st Enterprise Bank FENB OTCBB Bank 563,140 49 Pacific City Financial Corporation PFCF OTCBB Bank 543,362 50 Premier Valley Bank PVLY OTCBB Bank 522,448

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios May 1, 2012 RBC Financial Institutions Conference 44

Non-GAAP Measurements – Pre-Credit, Pre-Debt Termination, and Pre-Tax Earnings May 1, 2012 RBC Financial Institutions Conference 45 Pre-Credit, Pre-Debt March 31, December 31, March 31, Termination, and Pre-Tax Earnings 2012 2011 2011 (In thousands) Net earnings 5,264 $ 13,883 $ 10,676 $ Plus: Total provision for credit losses (6,074) 4,122 10,710 Other real estate owned expense, net Non-covered 1,821 1,714 703 Covered 822 226 (2,578) Debt termination expense 22,598 - - Income tax expense 2,857 10,553 7,742 Less: FDIC loss sharing income (expense), net (3,579) 2,667 (1,170) Pre-credit, pre-debt termination, and pre-tax earnings 30,867 $ 27,831 $ 28,423 $ Three Months Ended

Non-GAAP Measurements – Tangible Equity RBC Financial Institutions Conference 46 May 1, 2012 March 31, December 31, December 31, Tangible Common Equity 2012 2011 2010 (Dollars in thousands) PacWest Bancorp Consolidated: Stockholders' equity 549,645 $ 546,203 $ 478,797 $ Less: Intangible assets 73,524 56,556 73,144 Tangible common equity 476,121 $ 489,647 $ 405,653 $ Total assets 5,448,108 $ 5,528,237 $ 5,529,021 $ Less: Intangible assets 73,524 56,556 73,144 Tangible assets 5,374,584 $ 5,471,681 $ 5,455,877 $ Equity to assets ratio 10.09% 9.88% 8.66% Tangible common equity ratio (1) 8.86% 8.95% 7.44% Pacific Western Bank: Stockholders' equity 627,792 $ 625,494 $ 570,118 $ Less: Intangible assets 73,524 56,556 73,144 Tangible common equity 554,268 $ 568,938 $ 496,974 $ Total assets 5,430,107 $ 5,512,025 $ 5,513,601 $ Less: Intangible assets 73,524 56,556 73,144 Tangible assets 5,356,583 $ 5,455,469 $ 5,440,457 $ Equity to assets ratio 11.56% 11.35% 10.34% Tangible common equity ratio (1) 10.35% 10.43% 9.13% (1) Calculated as tangible common equity divided by tangible assets.

May 1, 2012 RBC Financial Institutions Conference 47 Non-GAAP Measurements – Adjusted Efficiency Ratio March 31, December 31, March 31, Adjusted Efficiency Ratio 2012 2011 2011 (Dollars in thousands) Noninterest expense $ 68,895 $ 43,469 $ 41,399 Less: Non-covered OREO expense 1,821 1,714 703 Covered OREO expense 822 226 (2,578) Debt termination expense 22,598 - - Adjusted noninterest expense $ 43,654 $ 41,529 $ 43,274 Net interest income $ 67,680 $ 63,773 $ 65,738 Noninterest income 3,262 8,254 4,789 Net revenues 70,942 72,027 70,527 Less: FDIC loss sharing income (expense), net (3,579) 2,667 (1,170) Adjusted net revenues $ 74,521 $ 69,360 $ 71,697 Base efficiency ratio (1) 97.1% 60.4% 58.7% Adjusted efficiency ratio (2) 58.6% 59.9% 60.4% (1) Noninterest expense divided by net revenues. (2) Adjusted noninterest expense divided by adjusted net revenues. Three Months Ended

PacWest Bancorp 10250 Constellation Boulevard Suite 1640 Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO 310.728.1020 310.728.1021